CONSENT OF CHARLES J. BIRNBERG, CPA, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated November 17, 2000, in the Registration Statement (Form SB-2) and the related Prospectus of Tech Laboratories, Inc.


                                              /s/ Charles J. Birnberg
                                              ----------------------------------
                                              Charles J. Birnberg


Hackensack, New Jersey
November 17, 2000